                                                                      EXHIBIT 12





                              SEPTEMBER 13, 1995




Prudential Municipal Series Fund      Prudential National Municipals Fund, Inc.
  - Georgia Series                    One Seaport Plaza
One Seaport Plaza                     New York, New York  10292
New York, New York  10292


     Re: REORGANIZATION OF THE PRUDENTIAL MUNICIPAL SERIES FUND - GEORGIA SERIES AND THE PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

Ladies and Gentlemen:

     We are outside counsel to Prudential Municipal Series Fund (the "Municipal Series Fund"). An Agreement and Plan of Reorganization (the "Agreement") has been proposed pursuant to which the Municipal Series Fund will transfer to Prudential National Municipals Fund, Inc. (the "National Municipals Fund") substantially all of the assets of the Georgia Series (the "Series") in exchange solely for voting shares ("shares") of the National Municipals Fund and the assumption by the National Municipals Fund of the liabilities, if any, of the Series incurred in the ordinary course of business followed by the constructive distribution of such stock of the National Municipals Fund to the holders of the shares of beneficial interest Class A, Class B and Class C of the Series in liquidation of the Series (the "Reorganization"). You have requested our opinion as to certain federal income tax consequences of the Reorganization.
The opinion that follows is based on the Internal Revenue Code of 1986 as amended through the date hereof (the "Code"), judicial decisions, administrative rulings and regulations and such other sources of legal authority as we deemed necessary to consult in rendering this opinion. The opinion is also based on factual representations set forth herein and on our understanding that the Reorganization will take place substantially as set out in the Agreement and as described in the Proxy Statement (the "Proxy Statement") included in the Registration Statement on Form N-14, as amended, filed by the National Municipals Fund with the Securities and Exchange Commission (the "Registration Statement") for the meeting of shareholders of the Series to be held on October 16, 1995.

                           SUMMARY OF THE TRANSACTION

     In the Reorganization, the Series will transfer substantially all of its assets and liabilities to the National Municipals Fund in exchange for shares of the National Municipals Fund. The Series will then liquidate and distribute to its shareholders as a liquidating distribution all of such shares of the National Municipals Fund in exchange for and in cancellation of the Series shares of beneficial interest Class A, Class B and Class C.

                                BUSINESS PURPOSE

     Our opinion is based in part upon our understanding that the primary business purpose of this transaction is to achieve certain cost savings by combining the assets of the Series and the National Municipals Fund as is represented below. A full description of the business purposes of the Reorganization is set out in the Proxy Statement.

                                 REPRESENTATIONS

     In rendering our opinion we are, with your permission, assuming that the transaction will occur substantially as described in the Agreement and the Proxy Statement. We are also relying on the following additional representations which have been certified to us by either the Series, the National Municipals Fund or both:

     1. The primary business purpose of this transaction is to achieve certain cost savings by combining the assets of the Series and the National Municipals Fund. The Series has experienced high expense ratios, an inability to attract new assets and difficulty in obtaining suitable investments. Furthermore, the Series does not enjoy the economies of scale enjoyed by a larger fund.

     2. The fair market value of the National Municipals Fund shares received by each the Series shareholder will be approximately equal to the fair market value of the Series shares of beneficial interest Class A, Class B and Class C surrendered in exchange therefor.

     3. No cash or property, other than the National Municipals Fund shares, will be transferred to the Series or distributed to the Series shareholders pursuant to the Reorganization.


     4. There is no plan or intention on the part of any shareholder of the Series who owns 5% or more of the shares of beneficial interest of the Series and to the best of the knowledge of management of the Series, there is no plan or intention on the part of the shareholders of the Series to sell, exchange, or otherwise dispose of a number of shares of the National Municipals Fund received in the transaction that would reduce the Series shareholders' ownership of the National Municipals Fund to a number of shares having a value, as of the date of the transaction, of less than 50 percent of the value of all of the formerly outstanding shares of beneficial interest Class A, Class B and Class C of the Series as of the same date. Although Section 9.4 of the Municipal Series Fund's Declaration of Trust provides for certain dissenters' rights, the management of the Series has been told that the staff of the Securities and Exchange Commission believes that the Investment Company Act supersedes such dissenters' rights and that a shareholder can redeem shares only at their net asset value. No cash will be exchanged for the Series shares of beneficial interest Class A, Class B and Class C in lieu of fractional shares of the National Municipals Fund. Moreover, shares of beneficial interest Class A, Class B and Class C of the Series and shares of the National Municipals Fund held by the Series shareholders, and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be taken into account for purposes of this representation, except for shares of beneficial interest Class A, Class B and Class C in the Series and the National Municipals Fund redeemed by the Series or the National Municipals Fund in the ordinary course of their respective businesses as open-end investment companies.


     5. The National Municipals Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the Series pursuant to the Reorganization.
For purposes of this representation, amounts used by the Series to pay its reorganization expenses, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Series' business as an open-end investment company) made by the Series immediately preceding the transfer will be included as assets of the Series held immediately prior to the transaction.

     6. The National Municipals Fund has no plan or intention to reacquire any of its shares issued in the transaction, except for shares redeemed in the ordinary course of its business as an open-end investment company.

     7. The National Municipals Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Series acquired in the transaction, except for dispositions made in the ordinary course of business. Following the Reorganization, the National Municipals Fund will continue the historic business of the Series of investing in municipal obligations including obligations of the State of Georgia, the interest on which is excludable from gross income for federal income tax purposes.

     8. As soon as practicable after the closing date, and in any event within 30 days thereafter, the Series will, in pursuance of the Agreement, distribute the shares it receives in the Reorganization, and its other properties, and will then be liquidated for federal income tax purposes.

     9. In no event will the Series dispose of to third parties (other than in the ordinary course of business) and/or retain after the Reorganization assets which in the aggregate, will result in less than 50 percent of the historic business assets of the Series being transferred to the National Municipals Fund in the Reorganization.

     10. Neither the Series nor persons who were shareholders of the Series immediately before the closing date of the Reorganization will own, immediately after the closing date of the reorganization National Municipals Fund shares constituting "control" of National Municipals Fund within the meaning of Section 304(c) or Section 368(c) of the Code.

     11. All expenses incurred in connection with the Reorganization will be borne pro rata by the Series and the National Municipals Fund in proportion to their assets.

     12. There is no intercorporate indebtedness existing between the National Municipals Fund and the Series that was issued, acquired, or will be settled at a discount.

     13. The National Municipals Fund and the Series are investment companies as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code, and are both regulated investment companies within the meaning of Section 851 of the Code.

     14. The National Municipals Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of beneficial interest Class A, Class B and Class C of the Series.

     15. The liabilities, if any, and the unreimbursed distribution expenses of the Series to be assumed by the National Municipals Fund in the Reorganization plus the liabilities, if any, to which the transferred assets are subject were incurred by the Series in the ordinary course of business and are associated with the assets to be transferred.

     16. The fair market and the adjusted basis value of the Series' assets transferred to the National Municipals Fund will equal or exceed the sum of the liabilities, if any, to which the transferred assets are subject.

     17. The amount of cash, if any, retained by the Series to meet expenses, plus liabilities, if any, of the Series to be assumed by the National Municipals Fund in the Reorganization, plus the liabilities, if any, to which the transferred assets are subject, will not equal or exceed 20 percent of the fair market value of all property held by the Series immediately prior to the Reorganization.

     18. The Series is not under the jurisdiction of a court in a title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     19. In connection with the Reorganization, the Series has not and will not distribute to its creditors any of the Series' shares of beneficial interest Class A, Class B or Class C, the National Municipals Fund shares or rights to acquire the Series shares of beneficial interest Class A, Class B or Class C or the National Municipals Fund shares.

     20. It is anticipated that there will be no amount remaining in the hands of the Series after the payment of the liabilities of the Series.

                                     OPINION

     Based upon the foregoing, and based upon our review of the relevant legal authorities, it is our opinion that:

     1. For federal income tax purposes the Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a)(1)(C). The Series and the National Municipals Fund will each be "a party to a reorganization" within the meaning of Code Section 368(b).

     2. No gain or loss will be recognized by the shareholders of the Series upon receipt of the National Municipals Fund shares solely in exchange for and in cancellation of the Series shares of beneficial interest, as described above and in the Agreement. Code Section 354(a)(1).

     3. No gain or loss will be recognized to the Series on the transfer of substantially all of its assets to the National Municipals Fund solely in exchange for shares of the National Municipals Fund and the assumption by the National Municipals Fund of the liabilities, if any, of the Series. Code Sections 361(a) and 357(a). In addition, no gain or loss will be recognized to the Series on the distribution of such shares to the Series' shareholders in liquidation of the Series. Code Section 361(a)(1)(A).

     4. No gain or loss will be recognized to the National Municipals Fund upon the receipt of the assets of the solely in exchange for shares of the National Municipals Fund and the assumption of the Series' liabilities, if any. Code Section 1032(a).

     5. The basis of the Series assets in the hands of the National Municipals Fund will be the same as the basis of such assets in the hands of the Series immediately prior to the Reorganization. Code Section 362(b).

     6. The holding period of the Series assets in the hands of National Municipals Fund will include the period during which such assets were held by the Series immediately prior to the Reorganization. Code Section 1223(2).

     7. The basis of the National Municipals Fund shares to be received by shareholders of the Series will, in each instance, be the same as the basis of the shares of beneficial interest Class A, Class B and Class C of the Series held by such shareholders and cancelled in the Reorganization. Code
Section 358(a)(1).

     8. The holding period of the National Municipals Fund shares to be received by the shareholders of the Series will include the holding period of the shares of beneficial interest of the Series cancelled pursuant to the Reorganization, provided that the National Municipals Fund shares are held as capital assets on the date of the Reorganization. Code Section 1223(1).

     You should be aware that this opinion is not binding on the Internal Revenue Service or the courts and that no ruling of the Internal Revenue Service has been requested. No opinion is expressed concerning the state, local or foreign tax consequences of the Reorganization.

     This opinion is being delivered to you pursuant to paragraph 8.6 of the Agreement.

     We hereby give you our consent to your inclusion of this opinion as an exhibit to the Registration Statement on Form N-14, as amended, filed by the National Municipals Fund with the Securities and Exchange Commission. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the Rules and Regulations of the Securities and Exchange Commission promulgated thereunder.

                              Very truly yours,
                              /s/ Gardner, Carton & Douglas

                             SEPTEMBER 13, 1995




Prudential Municipal Series Fund      Prudential National Municipals Fund, Inc.
  - Arizona Series                    One Seaport Plaza
One Seaport Plaza                     New York, New York  10292
New York, New York  10292


     Re: REORGANIZATION OF THE PRUDENTIAL MUNICIPAL SERIES FUND - ARIZONA SERIES AND THE PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

Ladies and Gentlemen:

     We are outside counsel to Prudential Municipal Series Fund (the "Municipal Series Fund"). An Agreement and Plan of Reorganization (the "Agreement") has been proposed pursuant to which the Municipal Series Fund will transfer to Prudential National Municipals Fund, Inc. (the "National Municipals Fund") substantially all of the assets of the Arizona Series (the "Series") in exchange solely for voting shares ("shares") of the National Municipals Fund and the assumption by the National Municipals Fund of the liabilities, if any, of the Series incurred in the ordinary course of business followed by the constructive distribution of such stock of the National Municipals Fund to the holders of the shares of beneficial interest Class A, Class B and Class C of the Series in liquidation of the Series (the "Reorganization"). You have requested our opinion as to certain federal income tax consequences of the Reorganization.
The opinion that follows is based on the Internal Revenue Code of 1986 as amended through the date hereof (the "Code"), judicial decisions, administrative rulings and regulations and such other sources of legal authority as we deemed necessary to consult in rendering this opinion. The opinion is also based on factual representations set forth herein and on our understanding that the Reorganization will take place substantially as set out in the Agreement and as described in the Proxy Statement (the "Proxy Statement") included in the Registration Statement on Form N-14, as amended, filed by the National Municipals Fund with the Securities and Exchange Commission (the "Registration Statement") for the meeting of shareholders of the Series to be held on October 16, 1995.

                           SUMMARY OF THE TRANSACTION

     In the Reorganization, the Series will transfer substantially all of its assets and liabilities to the National Municipals Fund in exchange for shares of the National Municipals Fund. The Series will then liquidate and distribute to its shareholders as a liquidating distribution all of such shares of the National Municipals Fund in exchange for and in cancellation of the Series shares of beneficial interest Class A, Class B and Class C.

                                BUSINESS PURPOSE

     Our opinion is based in part upon our understanding that the primary business purpose of this transaction is to achieve certain cost savings by combining the assets of the Series and the National Municipals Fund as is represented below. A full description of the business purposes of the Reorganization is set out in the Proxy Statement.

                                 REPRESENTATIONS

     In rendering our opinion we are, with your permission, assuming that the transaction will occur substantially as described in the Agreement and the Proxy Statement. We are also relying on the following additional representations which have been certified to us by either the Series, the National Municipals Fund or both:

     1. The primary business purpose of this transaction is to achieve certain cost savings by combining the assets of the Series and the National Municipals Fund. The Series has experienced high expense ratios, an inability to attract new assets and difficulty in obtaining suitable investments. Furthermore, the Series does not enjoy the economies of scale enjoyed by a larger fund.

     2. The fair market value of the National Municipals Fund shares received by each the Series shareholder will be approximately equal to the fair market value of the Series shares of beneficial interest Class A, Class B and Class C surrendered in exchange therefor.

     3. No cash or property, other than the National Municipals Fund shares, will be transferred to the Series or distributed to the Series shareholders pursuant to the Reorganization.


     4. There is no plan or intention on the part of any shareholder of the Series who owns 5% or more of the shares of beneficial interest of the Series and to the best of the knowledge of management of the Series, there is no plan or intention on the part of the shareholders of the Series to sell, exchange, or otherwise dispose of a number of shares of the National Municipals Fund received in the transaction that would reduce the Series shareholders' ownership of the National Municipals Fund to a number of shares having a value, as of the date of the transaction, of less than 50 percent of the value of all of the formerly outstanding shares of beneficial interest Class A, Class B and Class C of the Series as of the same date. Although Section 9.4 of the Municipal Series Fund's Declaration of Trust provides for certain dissenters' rights, the management of the Series has been told that the staff of the Securities and Exchange Commission believes that the Investment Company Act supersedes such dissenters' rights and that a shareholder can redeem shares only at their net asset value. No cash will be exchanged for the Series shares of beneficial interest Class A, Class B and Class C in lieu of fractional shares of the National Municipals Fund. Moreover, shares of beneficial interest Class A, Class B and Class C of the Series and shares of the National Municipals Fund held by the Series shareholders, and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be taken into account for purposes of this representation, except for shares of beneficial interest Class A, Class B and Class C in the Series and the National Municipals Fund redeemed by the Series or the National Municipals Fund in the ordinary course of their respective businesses as open-end investment companies.


     5. The National Municipals Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the Series pursuant to the Reorganization.
For purposes of this representation, amounts used by the Series to pay its reorganization expenses, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Series' business as an open-end investment company) made by the Series immediately preceding the transfer will be included as assets of the Series held immediately prior to the transaction.

     6. The National Municipals Fund has no plan or intention to reacquire any of its shares issued in the transaction, except for shares redeemed in the ordinary course of its business as an open-end investment company.

     7. The National Municipals Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Series acquired in the transaction, except for dispositions made in the ordinary course of business. Following the Reorganization, the National Municipals Fund will continue the historic business of the Series of investing in municipal obligations including obligations of the State of Arizona, the interest on which is excludable from gross income for federal income tax purposes.

     8. As soon as practicable after the closing date, and in any event within 30 days thereafter, the Series will, in pursuance of the Agreement, distribute the shares it receives in the Reorganization, and its other properties, and will then be liquidated for federal income tax purposes.

     9. In no event will the Series dispose of to third parties (other than in the ordinary course of business) and/or retain after the Reorganization assets which in the aggregate, will result in less than 50 percent of the historic business assets of the Series being transferred to the National Municipals Fund in the Reorganization.

     10. Neither the Series nor persons who were shareholders of the Series immediately before the closing date of the Reorganization will own, immediately after the closing date of the reorganization National Municipals Fund shares constituting "control" of National Municipals Fund within the meaning of Section 304(c) or Section 368(c) of the Code.

     11. All expenses incurred in connection with the Reorganization will be borne pro rata by the Series and the National Municipals Fund in proportion to their assets.

     12. There is no intercorporate indebtedness existing between the National Municipals Fund and the Series that was issued, acquired, or will be settled at a discount.

     13. The National Municipals Fund and the Series are investment companies as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code, and are both regulated investment companies within the meaning of Section 851 of the Code.

     14. The National Municipals Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of beneficial interest Class A, Class B and Class C of the Series.

     15. The liabilities, if any, and the unreimbursed distribution expenses of the Series to be assumed by the National Municipals Fund in the Reorganization plus the liabilities, if any, to which the transferred assets are subject were incurred by the Series in the ordinary course of business and are associated with the assets to be transferred.

     16. The fair market value and the adjusted basis of the Series' assets transferred to the National Municipals Fund will equal or exceed the sum of the liabilities, if any, to which the transferred assets are subject.

     17. The amount of cash, if any, retained by the Series to meet expenses, plus liabilities, if any, of the Series to be assumed by the National Municipals Fund in the Reorganization, plus the liabilities, if any, to which the transferred assets are subject, will not equal or exceed 20 percent of the fair market value of all property held by the Series immediately prior to the Reorganization.

     18. The Series is not under the jurisdiction of a court in a title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     19. In connection with the Reorganization, the Series has not and will not distribute to its creditors any of the Series' shares of beneficial interest Class A, Class B and Class C, the National Municipals Fund shares or rights to acquire the Series shares of beneficial interest Class A, Class B or Class C or the National Municipals Fund shares.

     20. It is anticipated that there will be no amount remaining in the hands of the Series after the payment of the liabilities of the Series.

                                     OPINION

     Based upon the foregoing, and based upon our review of the relevant legal authorities, it is our opinion that:

     1. For federal income tax purposes the Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a)(1)(C). The Series and the National Municipals Fund will each be "a party to a reorganization" within the meaning of Code Section 368(b).

     2. No gain or loss will be recognized by the shareholders of the Series upon receipt of the National Municipals Fund shares solely in exchange for and in cancellation of the Series shares of beneficial interest, as described above and in the Agreement. Code Section 354(a)(1).

     3. No gain or loss will be recognized to the Series on the transfer of substantially all of its assets to the National Municipals Fund solely in exchange for shares of the National Municipals Fund and the assumption by the National Municipals Fund of the liabilities, if any, of the Series. Code Sections 361(a) and 357(a). In addition, no gain or loss will be recognized to the Series on the distribution of such shares to the Series' shareholders in liquidation of the Series. Code Section 361(a)(1)(A).

     4. No gain or loss will be recognized to the National Municipals Fund upon the receipt of the assets of the solely in exchange for shares of the National Municipals Fund and the assumption of the Series' liabilities, if any. Code Section 1032(a).

     5. The basis of the Series assets in the hands of the National Municipals Fund will be the same as the basis of such assets in the hands of the Series immediately prior to the Reorganization. Code Section 362(b).

     6. The holding period of the Series assets in the hands of National Municipals Fund will include the period during which such assets were held by the Series immediately prior to the Reorganization. Code Section 1223(2).

     7. The basis of the National Municipals Fund shares to be received by shareholders of the Series will, in each instance, be the same as the basis of the shares of beneficial interest Class A, Class B and Class C of the Series held by such shareholders and cancelled in the Reorganization. Code
Section 358(a)(1).

     8. The holding period of the National Municipals Fund shares to be received by the shareholders of the Series will include the holding period of the shares of beneficial interest of the Series cancelled pursuant to the Reorganization, provided that the National Municipals Fund shares are held as capital assets on the date of the Reorganization. Code Section 1223(1).

     You should be aware that this opinion is not binding on the Internal Revenue Service or the courts and that no ruling of the Internal Revenue Service has been requested. No opinion is expressed concerning the state, local or foreign tax consequences of the Reorganization.

     This opinion is being delivered to you pursuant to paragraph 8.6 of the Agreement.

     We hereby give you our consent to your inclusion of this opinion as an exhibit to the Registration Statement on Form N-14, as amended, filed by the National Municipals Fund with the Securities and Exchange Commission. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the Rules and Regulations of the Securities and Exchange Commission promulgated thereunder.

                              Very truly yours,
                              /s/ Gardner, Carton & Douglas

                            SEPTEMBER 13, 1995




Prudential Municipal Series Fund      Prudential National Municipals Fund, Inc.
  - Minnesota Series                  One Seaport Plaza
One Seaport Plaza                     New York, New York  10292
New York, New York  10292


     Re: REORGANIZATION OF THE PRUDENTIAL MUNICIPAL SERIES FUND - MINNESOTA SERIES AND THE PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

Ladies and Gentlemen:

     We are outside counsel to Prudential Municipal Series Fund (the "Municipal Series Fund"). An Agreement and Plan of Reorganization (the "Agreement") has been proposed pursuant to which the Municipal Series Fund will transfer to Prudential National Municipals Fund, Inc. (the "National Municipals Fund") substantially all of the assets of the Minnesota Series (the "Series") in exchange solely for voting shares ("shares") of the National Municipals Fund and the assumption by the National Municipals Fund of the liabilities, if any, of the Series incurred in the ordinary course of business followed by the constructive distribution of such stock of the National Municipals Fund to the holders of the shares of beneficial interest Class A, Class B and Class C of the Series in liquidation of the Series (the "Reorganization"). You have requested our opinion as to certain federal income tax consequences of the Reorganization. The opinion that follows is based on the Internal Revenue Code of 1986 as amended through the date hereof (the "Code"), judicial decisions, administrative rulings and regulations and such other sources of legal authority as we deemed necessary to consult in rendering this opinion. The opinion is also based on factual representations set forth herein and on our understanding that the Reorganization will take place substantially as set out in the Agreement and as described in the Proxy Statement (the "Proxy Statement") included in the Registration Statement on Form N-14, as amended, filed by the National Municipals Fund with the Securities and Exchange Commission (the "Registration Statement") for the meeting of shareholders of the Series to be held on October 16 , 1995.

                           SUMMARY OF THE TRANSACTION

     In the Reorganization, the Series will transfer substantially all of its assets and liabilities to the National Municipals Fund in exchange for shares of the National Municipals Fund. The Series will then liquidate and distribute to its shareholders as a liquidating distribution all of such shares of the National Municipals Fund in exchange for and in cancellation of the Series shares of beneficial interest Class A, Class B and Class C.

                                BUSINESS PURPOSE

     Our opinion is based in part upon our understanding that the primary business purpose of this transaction is to achieve certain cost savings by combining the assets of the Series and the National Municipals Fund as is represented below. A full description of the business purposes of the Reorganization is set out in the Proxy Statement.

                                 REPRESENTATIONS

     In rendering our opinion we are, with your permission, assuming that the transaction will occur substantially as described in the Agreement and the Proxy Statement. We are also relying on the following additional representations which have been certified to us by either the Series, the National Municipals Fund or both:

     1. The primary business purpose of this transaction is to achieve certain cost savings by combining the assets of the Series and the National Municipals Fund. The Series has experienced high expense ratios, an inability to attract new assets and difficulty in obtaining suitable investments. Furthermore, the Series does not enjoy the economies of scale enjoyed by a larger fund.

     2. The fair market value of the National Municipals Fund shares received by each the Series shareholder will be approximately equal to the fair market value of the Series shares of beneficial interest Class A, Class B and Class C surrendered in exchange therefor.

     3. No cash or property, other than the National Municipals Fund shares, will be transferred to the Series or distributed to the Series shareholders pursuant to the Reorganization.


     4. There is no plan or intention on the part of any shareholder of the Series who owns 5% or more of the shares of beneficial interest of the Series and to the best of the knowledge of management of the Series, there is no plan or intention on the part of the shareholders of the Series to sell, exchange, or otherwise dispose of a number of shares of the National Municipals Fund received in the transaction that would reduce the Series shareholders' ownership of the National Municipals Fund to a number of shares having a value, as of the date of the transaction, of less than 50 percent of the value of all of the formerly outstanding shares of beneficial interest Class A, Class B and Class C of the Series as of the same date. Although Section 9.4 of the Municipal Series Fund's Declaration of Trust provides for certain dissenters' rights, the management of the Series has been told that the staff of the Securities and Exchange Commission believes that the Investment Company Act supersedes such dissenters' rights and that a shareholder can redeem shares only at their net asset value. No cash will be exchanged for the Series shares of beneficial interest Class A, Class B and Class C in lieu of fractional shares of the National Municipals Fund. Moreover, shares of beneficial interest Class A, Class B and Class C of the Series and shares of the National Municipals Fund held by the Series shareholders, and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be taken into account for purposes of this representation, except for shares of beneficial interest Class A, Class B and Class C in the Series and the National Municipals Fund redeemed by the Series or the National Municipals Fund in the ordinary course of their respective businesses as open-end investment companies.


     5. The National Municipals Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the Series pursuant to the Reorganization.
For purposes of this representation, amounts used by the Series to pay its reorganization expenses, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Series' business as an open-end investment company) made by the Series immediately preceding the transfer will be included as assets of the Series held immediately prior to the transaction.

     6. The National Municipals Fund has no plan or intention to reacquire any of its shares issued in the transaction, except for shares redeemed in the ordinary course of its business as an open-end investment company.

     7. The National Municipals Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Series acquired in the transaction, except for dispositions made in the ordinary course of business. Following the Reorganization, the National Municipals Fund will continue the historic business of the Series of investing in municipal obligations including obligations of the State of Minnesota, the interest on which is excludable from gross income for federal income tax purposes.

     8. As soon as practicable after the closing date, and in any event within 30 days thereafter, the Series will, in pursuance of the Agreement, distribute the shares it receives in the Reorganization, and its other properties, and will then be liquidated for federal income tax purposes.

     9. In no event will the Series dispose of to third parties (other than in the ordinary course of business) and/or retain after the Reorganization assets which in the aggregate, will result in less than 50 percent of the historic business assets of the Series being transferred to the National Municipals Fund in the Reorganization.
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     10.  Neither the Series nor persons who were shareholders of the Series immediately before the closing date of the Reorganization will own, immediately after the closing date of the reorganization National Municipals Fund shares constituting "control" of National Municipals Fund within the meaning of Section 304(c) or Section 368(c) of the Code.

     11. All expenses incurred in connection with the Reorganization will be borne pro rata by the Series and the National Municipals Fund in proportion to their assets.

     12. There is no intercorporate indebtedness existing between the National Municipals Fund and the Series that was issued, acquired, or will be settled at a discount.

     13. The National Municipals Fund and the Series are investment companies as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code, and are both regulated investment companies within the meaning of Section 851 of the Code.

     14. The National Municipals Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of beneficial interest Class A, Class B and Class C of the Series.

     15. The liabilities, if any, and the unreimbursed distribution expenses of the Series to be assumed by the National Municipals Fund in the Reorganization plus the liabilities, if any, to which the transferred assets are subject were incurred by the Series in the ordinary course of business and are associated with the assets to be transferred.

     16. The fair market value and the adjusted basis of the Series' assets transferred to the National Municipals Fund will equal or exceed the sum of the liabilities, if any, to which the transferred assets are subject.

     17. The amount of cash, if any, retained by the Series to meet expenses, plus liabilities, if any, of the Series to be assumed by the National Municipals Fund in the Reorganization, plus the liabilities, if any, to which the transferred assets are subject, will not equal or exceed 20 percent of the fair market value of all property held by the Series immediately prior to the Reorganization.

     18. The Series is not under the jurisdiction of a court in a title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     19. In connection with the Reorganization, the Series has not and will not distribute to its creditors any of the Series' shares of beneficial interest Class A, Class B and Class C, the National Municipals Fund shares or rights to acquire the Series shares of beneficial interest Class A, Class B or Class C or the National Municipals Fund shares.
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     20.  It is anticipated that there will be no amount remaining in the hands of the Series after the payment of the liabilities of the Series.

                                     OPINION

     Based upon the foregoing, and based upon our review of the relevant legal authorities, it is our opinion that:

     1. For federal income tax purposes the Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a)(1)(C). The Series and the National Municipals Fund will each be "a party to a reorganization" within the meaning of Code Section 368(b).

     2. No gain or loss will be recognized by the shareholders of the Series upon receipt of the National Municipals Fund shares solely in exchange for and in cancellation of the Series shares of beneficial interest, as described above and in the Agreement. Code Section 354(a)(1).

     3. No gain or loss will be recognized to the Series on the transfer of substantially all of its assets to the National Municipals Fund solely in exchange for shares of the National Municipals Fund and the assumption by the National Municipals Fund of the liabilities, if any, of the Series. Code Sections 361(a) and 357(a). In addition, no gain or loss will be recognized to the Series on the distribution of such shares to the Series' shareholders in liquidation of the Series. Code Section 361(a)(1)(A).

     4. No gain or loss will be recognized to the National Municipals Fund upon the receipt of the assets of the solely in exchange for shares of the National Municipals Fund and the assumption of the Series' liabilities, if any. Code Section 1032(a).

     5. The basis of the Series assets in the hands of the National Municipals Fund will be the same as the basis of such assets in the hands of the Series immediately prior to the Reorganization. Code Section 362(b).

     6. The holding period of the Series assets in the hands of National Municipals Fund will include the period during which such assets were held by the Series immediately prior to the Reorganization. Code Section 1223(2).

     7. The basis of the National Municipals Fund shares to be received by shareholders of the Series will, in each instance, be the same as the basis of the shares of beneficial interest Class A, Class B and Class C of the Series held by such shareholders and cancelled in the Reorganization. Code
Section 358(a)(1).

     8. The holding period of the National Municipals Fund shares to be received by the shareholders of the Series will include the holding period of the shares of beneficial interest of
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the Series cancelled pursuant to the Reorganization, provided that the
National Municipals Fund shares are held as capital assets on the date of the Reorganization. Code Section 1223(1).

     You should be aware that this opinion is not binding on the Internal Revenue Service or the courts and that no ruling of the Internal Revenue Service has been requested. No opinion is expressed concerning the state, local or foreign tax consequences of the Reorganization.

     This opinion is being delivered to you pursuant to paragraph 8.6 of the Agreement.

     We hereby give you our consent to your inclusion of this opinion as an exhibit to the Registration Statement on Form N-14, as amended, filed by the National Municipals Fund with the Securities and Exchange Commission. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the Rules and Regulations of the Securities and Exchange Commission promulgated thereunder.

                              Very truly yours,
                              /s/ Gardner, Carton & Douglas